January 27, 2026American Airlines Group Inc. FOURTH-QUARTER & FULL-YEAR 2025 FINANCIAL RESULTS Exhibit 99.2

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, downturns in economic conditions; our inability to obtain sufficient financing or other capital to operate successfully; our high level of debt and other obligations; our significant pension and other postretirement benefit funding obligations; any deterioration of our financial condition; any loss of key personnel, or our inability to attract, develop and retain additional qualified personnel; changing economic, geopolitical, commercial, regulatory and other conditions beyond our control, including any potential impact from the Credit Card Competition Act, if enacted, or any proposed cap on credit card interest rates, the recently announced tariffs and other global events that affect travel behavior; changes in current legislation, regulations and economic conditions regarding federal governmental tariffs, the implementation of federal government budget cuts, a prolonged government shutdown and the potential that any of the foregoing affects the demand for, or restricts the use of, travel by government employees and their families or private sector enterprises that contract or otherwise interface with the federal government; the intensely competitive and dynamic nature of the airline industry; union disputes, employee strikes and other labor-related disruptions; problems with any of our third-party regional operators or third-party service providers; any damage to our reputation or brand image; losses and adverse publicity stemming from any public incidents involving our company, our people or our brand; changes to our business model that may not be successful and may cause operational difficulties or decreased demand; our inability to protect our intellectual property rights, particularly our branding rights; litigation in the normal course of business or otherwise; our inability to use net operating losses and other carryforwards; any new U.S. and international tax legislation; any impairment of goodwill and intangible assets or long-lived assets; any inability of our commercial relationships with other companies to produce the returns or results we expect; our dependence on price and availability of aircraft fuel; extensive government regulation and compliance risks; economic and political instability outside of the U.S. where we have significant operations; ongoing security concerns due to conflicts, terrorist attacks or other acts of violence, domestically or abroad; climate change; environmental and social matters, and compliance risks with environmental, health and noise regulations; a shortage of pilots; our dependence on a limited number of suppliers for aircraft, aircraft engines and parts; any failure of technology and automated systems, including artificial intelligence, that we rely on to operate our business; evolving data privacy requirements, risks from cyberattacks and data privacy incidents, and compliance risks with regulations related therewith; any inability to effectively manage the costs, rights and functionality of third-party distribution channels; any inability to obtain and maintain adequate facilities and infrastructure throughout our system and, at some airports, adequate slots; interruptions or disruptions in service at one or more of our key facilities; increases in insurance costs or reductions in insurance coverage; heavy taxation in the airline industry; risks related to ownership of American Airlines Group Inc. common stock; and other risks set forth herein as well as in the company’s latest annual report on Form 10-K for the year ended December 31, 2024 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations) and subsequent quarterly reports on Form 10-Q (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors ), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward- looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements 2

Fourth-quarter & full-year 2025 results • Record fourth-quarter revenue of $14.0 billion and record full-year revenue of $54.6 billion. • On a GAAP basis, fourth-quarter net earnings per diluted share of $0.15 and full- year net earnings per diluted share of $0.17. • Excluding net special items1, fourth-quarter net earnings per diluted share of $0.16 and full-year net earnings per diluted share of $0.36. • Reduced total debt2 by $2.1 billion in 2025. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. 2. Total debt includes debt, finance and operating lease liabilities and pension obligations. 3

Strategy to deliver on American's revenue potential Delivering a Consistent, Elevated Customer Experience1 Maximizing the Power of American’s Network and Fleet2 Building Partnerships to Deepen Loyalty and Lifetime Value3 Advancing Sales, Distribution and Revenue Management Efforts4 4

Delivering an elevated customer experience

Inflight

- Introduced the new **premium Flagship Suite® on the Boeing 787-9s and Airbus A321XLRs,** with plans to roll it out across the 777 fleet.
- Offering **free Wi-Fi for AAdvantage® members,** sponsored by AT&T.
- Updated amenity kits and upgraded food and beverage offerings.



Lounges

- Opened a new premium **Flagship® lounge at PHL,** with **more lounges** planned for **MIA and CLT** to expand the **industry's largest premium lounge network.**
- **Expanding the Admirals Club®** footprint with upgrades **at DCA, MIA and CLT**.
- **Debuted Provisions by Admirals Club℠**, a first-of-its-kind space for travelers on the go.



Highest net promoter score in company history in Q4 2025[1]; committed to further improvement in 2026

1. Net Promoter Score for on-time customers only.

5

Maximizing the power of American's network and fleet

- Growing the **international-capable fleet from 139 aircraft today to 200 aircraft** and **increasing lie-flat seats by over 50%** by end of decade.
- Focusing growth at key hubs such as **MIA, ORD, PHL and PHX**, with improved schedules and product enhancements to win local traffic.

Premium seat growth ~2x main cabin growth through 2030

AC Type	Premium Seating Growth
New Deliveries	High-Premium Boeing 787-9s & A321XLRs
777-300 ERs	+20%
777-200 ERs	+25%[2]
A319s	+50%
A320s	+33%

8 hubs located in **top 10** largest metropolitan areas in the country[1]


Chicago, IL
New York, NY (LGA, JFK)
Philadelphia, PA
Washington, D.C.
Los Angeles, CA
Phoenix, AZ
Dallas / Fort Worth, TX
Charlotte, NC
Miami, FL

1. U.S. Bureau of Economic Analysis.
2. Lie-flat and premium economy seat growth.

6

Building partnerships to deepen loyalty and lifetime value

Unlocking Loyalty

- Continued growth in AAdvantage®, the industry-leading loyalty program, driving additional demand for premium products.
- Loyalty members contribute **~75% of premium revenue**.



+12%
+7%
2023
2024
2025

Annual AAdvantage® Enrollments

Partnerships Driving Value

- **Launched the new 10-year exclusive Citi agreement in January 2026**, expanding loyalty and rewards offering for AAdvantage members and Citi-branded cardmembers.
- Released the new **Citi® / AAdvantage® Globe™ Mastercard®**, enriching the card portfolio with options for every traveler.
- Announced marquee partnerships with **FIFA and PGA of America,** enabling American to connect customers to major events, including the FIFA World Cup 26™.



citi
AAdvantage
LINDA
WALKER

7

Advancing sales, distribution and revenue management efforts • Fully restored historical indirect channel share exiting 2025, with continued momentum to capture greater share of high- value corporate and premium leisure customers. • Improving selling strategy through enhanced product offerings. • Innovating commercial systems by deploying top technology solutions. 8

Moderate capex enables strong free cash flow generation

- Anticipate taking delivery of 55 new aircraft in 2026.
- Expect to generate over **$2 billion of free cash flow**[1] in 2026.



Total Capex
($ in billions)
$3.8
~ $4.0 - $4.5
~ $4.5
2025
2026E
2027E+

1. Free cash flow is a non-GAAP measure. The company defines free cash flow as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases or sales of short-term investments and (2) change in restricted cash. See free cash flow reconciliation at the end of the presentation. The company is unable to reconcile forward-looking free cash flow to the most directly comparable GAAP measures as the nature or amount of items that impact net cash provided by operating activities cannot be determined at this time.

Source: Airline financials.

9

• Expect total debt1 below $35 billion in 2026, a year ahead of expectations. • Hold more than $14 billion in unencumbered assets and have more than $12 billion of additional first- lien borrowings allowable under existing financing arrangements. Accelerated long-term deleveraging path Total Debt ($ in billions) Note: Numbers may not recalculate due to rounding. See total debt reconciliation at the end of the presentation. 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. Total debt goal based on the mid-point of the company’s EPS and capex guidance. Source: Airline financials. $38.6 $36.5 < $35.0 YE 2024 YE 2025 2026E 10

Outlook 1. Includes guidance on certain non-GAAP measures, which exclude, among other things, net special items. Cost per available seat mile (CASM) excluding fuel, profit sharing and net special items is a non-GAAP measure. All adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and is a non-GAAP measure. The guidance for EPS reflects an absolute number and is not a year over year comparison. The company is unable to reconcile certain forward-looking information to GAAP, as the nature or amount of net special items cannot be determined at this time. Q1 2026E (vs. Q1 2025) Total capacity (ASMs) ~ +3.0% to +5.0% Total revenue ~ +7.0% to +10.0% CASM excluding fuel, profit sharing and net special items1 ~ +3.0% to +5.0% Adjusted loss per diluted share1 ~ ($0.10) to ($0.50) FY 2026E Adjusted earnings per diluted share1 ~ $1.70 to $2.70 • Guidance is inclusive of the company's current estimate of the impact from Winter Storm Fern. • The company estimates the following Q1 2026 impact from the cancellations caused by the storm: • Reduced capacity by ~1.5 points. • Negatively impacted revenue by between $150 million to $200 million. • Year-over-year increase in CASM-ex1 of ~1.5 points, largely due to the reduction in capacity. 11

Thank you, #AATeam 12

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Income (GAAP measure) to Pre-Tax Income Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (GAAP measure) to Net Income Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings Per Share (GAAP measure) to Basic and Diluted Earnings Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items provides management with an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non- GAAP measure) and total operating costs per available seat mile (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items provides management with an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance. 13

GAAP to non-GAAP reconciliation

Reconciliation of Operating Income Excluding Net Special Items	3 Months Ended December 31, 2025	2024	Percent Increase (Decrease)	12 Months Ended December 31, 2025	2024	Percent Increase (Decrease)
	(in millions)			(in millions)		
Operating income as reported	$ 451	$ 1,134		$ 1,467	$ 2,614	
Operating net special items:						
Mainline operating special items, net [1]	35	(14)		159	610	
Regional operating special items, net [2]	3	33		3	33	
Operating income excluding net special items	$ 489	$ 1,153	(57.6%)	$ 1,629	$ 3,257	(50.0%)
Calculation of Operating Margin						
Operating income as reported	$ 451	$ 1,134		$ 1,467	$ 2,614	
Total operating revenues as reported	$ 13,999	$ 13,660		$ 54,633	$ 54,211	
Operating margin	3.2%	8.3%		2.7%	4.8%	
Calculation of Operating Margin Excluding Net Special Items						
Operating income excluding net special items	$ 489	$ 1,153		$ 1,629	$ 3,257	
Total operating revenues as reported	$ 13,999	$ 13,660		$ 54,633	$ 54,211	
Operating margin excluding net special items	3.5%	8.4%		3.0%	6.0%	
Reconciliation of Pre-Tax Income Excluding Net Special Items						
Pre-tax income as reported	$ 141	$ 795		$ 190	$ 1,154	
Pre-tax net special items:						
Mainline operating special items, net [1]	35	(14)		159	610	
Regional operating special items, net [2]	3	33		3	33	
Nonoperating special items, net	(28)	(6)		-	24	
Total pre-tax net special items	10	13		162	667	
Pre-tax income excluding net special items	$ 151	$ 808	(81.3%)	$ 352	$ 1,821	(80.7%)
Calculation of Pre-Tax Margin						
Pre-tax income as reported	$ 141	$ 795		$ 190	$ 1,154	
Total operating revenues as reported	$ 13,999	$ 13,660		$ 54,633	$ 54,211	
Pre-tax margin	1.0%	5.8%		0.3%	2.1%	
Calculation of Pre-Tax Margin Excluding Net Special Items						
Pre-tax income excluding net special items	$ 151	$ 808		$ 352	$ 1,821	
Total operating revenues as reported	$ 13,999	$ 13,660		$ 54,633	$ 54,211	
Pre-tax margin excluding net special items	1.1%	5.9%		0.6%	3.4%	

14

GAAP to non-GAAP reconciliation

Reconciliation of Net Income Excluding Net Special Items	3 Months Ended December 31, 2025	3 Months Ended December 31, 2024	Percent Increase (Decrease)	12 Months Ended December 31, 2025	12 Months Ended December 31, 2024	Percent Increase (Decrease)
	(in millions, except share and per share amounts)			(in millions, except share and per share amounts)		
Net income as reported	$ 99	$ 590		$ 111	$ 846	
Net special items:						
Total pre-tax net special items [1] [2]	10	13		162	667	
Net tax effect of net special items	(3)	6		(36)	(151)	
Net income excluding net special items	$ 106	$ 609	(82.5%)	$ 237	$ 1,362	(82.6%)
Reconciliation of Basic and Diluted Earnings Per Share Excluding Net Special Items						
Net income excluding net special items	$ 106	$ 609		$ 237	$ 1,362	
Shares used for computation (in thousands):						
Basic	660,492	657,746		659,964	656,996	
Diluted	661,856	723,690		661,052	721,300	
Earnings per share excluding net special items:						
Basic	$ 0.16	$ 0.93		$ 0.36	$ 2.07	
Diluted [3]	$ 0.16	$ 0.86		$ 0.36	$ 1.96	
Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel						
Total operating expenses as reported	$ 13,548	$ 12,526		$ 53,166	$ 51,597	
Operating net special items:						
Mainline operating special items, net [1]	(35)	14		(159)	(610)	
Regional operating special items, net [2]	(3)	(33)		(3)	(33)	
Total operating expenses excluding net special items	13,510	12,507		53,004	50,954	
Aircraft fuel and related taxes	(2,701)	(2,502)		(10,718)	(11,418)	
Total operating expenses excluding net special items and fuel	$ 10,809	$ 10,005		$ 42,286	$ 39,536	
	(in cents)			(in cents)		
Total operating expenses per ASM as reported	18.19	17.52		17.76	17.61	
Operating net special items per ASM:						
Mainline operating special items, net [1]	(0.05)	0.02		(0.05)	(0.21)	
Regional operating special items, net [2]	-	(0.05)		-	(0.01)	
Total operating expenses per ASM excluding net special items	18.14	17.49		17.70	17.39	
Aircraft fuel and related taxes per ASM	(3.63)	(3.50)		(3.58)	(3.90)	
Total operating expenses per ASM excluding net special items and fuel	14.51	13.99		14.12	13.50	

Note: Amounts may not recalculate due to rounding.

FOOTNOTES:

(1) The 2025 three month period mainline operating special items, net principally included severance-related expenses. The 2025 twelve month period mainline operating special items, net principally included adjustments to litigation reserves, severance-related expenses and a one-time charge for adjustments to vacation accruals resulting from pay rate increases effective January 1, 2025, related to the ratification of the contract extension in the fourth quarter of 2024 with the Company's mainline maintenance and fleet service team members. The 2024 twelve month period mainline operating special items, net included $605 million of one-time charges resulting from the ratifications of new collective bargaining agreements with the Company's mainline flight attendants and passenger service team members.

(2) The 2024 three and twelve month period regional operating special items, net included a $33 million non-cash write down of regional aircraft resulting from the decision to permanently park 43 Embraer ERJ145 aircraft.

(3) The 2024 three and twelve month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $15 million and $51 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

15

Free cash flow reconciliation The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases or sales of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. Year Ended December 31, 2025 (in millions) Net cash provided by operating activities $ 3,099 Adjusted net cash used in investing activities (1) (3,182) Free cash flow $ (83) (1) The following table provides a reconciliation of adjusted net cash used in investing activities for the year ended December 31, 2025 (in millions): Net cash used in investing activities $ (1,894) Adjustments: Net sales of short-term investments (1,284) Increase in restricted cash (4) Adjusted net cash used in investing activities $ (3,182) 16

Adjusted EBITDAR margin reconciliation The Company's adjusted EBITDAR and adjusted EBITDAR margin are presented below, which are non-GAAP measures that management uses to evaluate the Company's current operating performance. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. 3 Months Ended 12 Months Ended Adjusted EBITDAR December 31, 2025 December 31, 2025 (in millions) Operating income as reported $ 451 $ 1,467 Adjustments: Aircraft rent (1) 312 1,229 Depreciation and amortization (1) 557 2,219 EBITDAR 1,320 4,915 Operating special items, net (1) 38 162 Adjusted EBITDAR $ 1,358 $ 5,077 Calculation of Adjusted EBITDAR Margin Adjusted EBITDAR $ 1,358 $ 5,077 Total operating revenues as reported $ 13,999 $ 54,633 Adjusted EBITDAR margin 9.7% 9.3% (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations. The 2025 three month period includes $2 million, $85 million and $3 million of aircraft rent, depreciation and amortization and operating special items, net, respectively. The 2025 twelve month period includes $9 million, $329 million and $3 million of aircraft rent, depreciation and amortization and operating special items, net, respectively. 17

Total debt and net debt reconciliation The Company's total debt and net debt are presented below, which are non-GAAP measures that management believes are useful for assessing the Company's debt profile. Total debt is defined as debt, finance and operating lease liabilities and pension obligations, and net debt is defined as total debt, net of unrestricted cash and short-term investments. Total Debt and Net Debt (at end of period) December 31, 2025 (in millions) Debt and finance leases $ 29,007 Operating lease liabilities 6,963 Pension obligations 539 Total debt 36,509 Less: cash and short-term investments 5,836 Net debt $ 30,673 18

19